                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                 NORTECH SYSTEMS INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                          NORTECH SYSTEMS INCORPORATED

                                ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 19, 1998

                            ------------------------

TO THE SHAREHOLDERS OF NORTECH SYSTEMS INCORPORATED:

    The Annual Meeting of Shareholders of Nortech Systems Incorporated (the "Company") will be held at the Wayzata Country Club, 200 West Wayzata Boulevard, Wayzata, Minnesota, on May 19, 1998, at 4:00 p.m., for the following purposes:

    1. To consider and act upon the Board of Directors' recommendation to fix the number of directors of the Company at four;

    2. To elect a Board of Directors to serve for a one-year term and until their successors are elected and qualify;

    3. To consider and vote upon a proposal to increase the number of shares of the Company available under the Company's 1992 Stock Option Plan;

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on April 6, 1998, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

    Your attention is called to the accompanying Proxy Statement.

                                          By Order of the Board of Directors
                                          Quentin E. Finkelson
                                          SECRETARY

April 17, 1998

                          NORTECH SYSTEMS INCORPORATED

                                ---------------

                                PROXY STATEMENT

                            ------------------------

                  ANNUAL MEETING OF SHAREHOLDERS, MAY 19, 1998

    This Proxy Statement is furnished to shareholders of NORTECH SYSTEMS INCORPORATED, a Minnesota corporation (the "Company"), in connection with the solicitation on behalf of the Company's Board of Directors of proxies for use at the annual meeting of shareholders to be held on May 19, 1998, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

    The address of the principal executive office of the Company is 641 East Lake Street, Suite 244, Wayzata, Minnesota 55391. This Proxy Statement and form of Proxy are being mailed to shareholders of the Company on April 17, 1998.

                     SOLICITATION AND REVOCATION OF PROXIES

    The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by telegraph, telephone or letter with extra compensation. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to principals and obtaining their proxies.

    Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in such form may revoke it at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specification indicated thereon.

                                 VOTING RIGHTS

    Only shareholders of record of the Company's 2,345,262 shares of Common Stock outstanding as of the close of business on April 6, 1998, will be entitled to execute proxies or to vote. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares must be represented at the meeting, in person or by proxy, to transact business.

                             ELECTION OF DIRECTORS

    The bylaws of the Company provide for a Board of Directors consisting of one or more members, and further provide that the shareholders at each annual meeting shall determine the number of directors. The Company's Board of Directors recommends that the number of directors be set at four and it is intended that the proxies accompanying this statement will be voted at the 1998 meeting to establish a Board of Directors consisting of four members. The Board of Directors currently consists of three members, Quentin E. Finkelson, Myron Kunin and Richard W. Perkins. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted for the election of the following four nominees:

                                MICHAEL J. DEGEN
                              QUENTIN E. FINKELSON
                                  MYRON KUNIN
                               RICHARD W. PERKINS

    Following is information regarding the nominees:

          NAME                AGE                                 POSITION
------------------------      ---      --------------------------------------------------------------
Michael J. Degen                  53   Managing Director, Worldwide Parts, The Toro Company
Quentin E. Finkelson              65   President and Chief Executive Officer, Secretary, and Chairman
                                       of the Board of Directors
Myron Kunin                       69   Director
Richard W. Perkins                67   Director

    Mr. Degen has been Managing Director, Worldwide Parts, The Toro Company, since January, 1995. From May, 1991 through December, 1994, he was Managing Director of Operations, The Toro Company.

    Mr. Finkelson has been President and Chief Executive Officer, Secretary, and Chairman of the Board of Directors of the Company since 1990.

    Mr. Kunin has served as Chairman of the Board of Directors of Regis Corporation since 1983. He is also a director of The Cerplex Group, Inc.

    Mr. Perkins is President, Chief Executive Officer and a director of Perkins Capital Management, Inc., Wayzata, Minnesota, where he has held those positions since 1985. He is also a director of Bio-Vascular, Inc., Children's Broadcasting Corporation, CNS, Inc., Eagle Pacific Industries, Inc., Harmony Holdings, Inc., Lifecore Biomedical, Inc., Peerless Industrial Group, Inc., Quantech Ltd. and Vital Images, Inc.

                               DIRECTORS MEETINGS

    There were four meetings of the Board of Directors during the last fiscal year. All directors attended meetings of the Board and committees of the Board on which such director served.

    The Company does not have a standing nominating committee of the Board. The Compensation and Audit Committees consist of Messrs. Kunin and Perkins.

                               EXECUTIVE OFFICERS

    The Executive Officers of the Company are as follows:

          NAME                AGE                                 POSITION
------------------------      ---      --------------------------------------------------------------
Quentin E. Finkelson              65   President, Chief Executive Officer, Secretary and Chairman of
                                       the Board of Directors
Gregory D. Tweed                  47   Executive Vice President and Chief Operating Officer
Garry M. Anderly                  51   Senior Vice President, Corporate Finance and Treasurer
Peter L. Kucera                   52   Vice President, Corporate Quality
Donald E. Horne                   49   Vice President, Corporate Procurement

    Mr. Finkelson has been President and Chief Executive Officer, Secretary and Chairman of the Board of Directors of the Company since 1990.

    Mr. Tweed has been Executive Vice President and Chief Operating Officer of the Company since May, 1996. From 1993 to May, 1996, he was Senior Vice President and General Manager of the Company.

    Mr. Anderly has been Senior Vice President, Corporate Finance and Treasurer of the Company since May 1996. He was Vice President of Finance and Administration from 1991 to May 1996.

    Mr. Kucera has been Vice President, Corporate Quality of the Company since 1991.

    Mr. Horne has been Vice President, Corporate Procurement of the Company, since December, 1997. From 1992 to November, 1997, he was Director of Materials, Bemidji operations.

                        REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee is composed of the independent outside directors whose names appear following this report. The Committee considers a variety of issues in establishing compensation policies for executive officers, with the primary basis for compensation being the financial performance of the Company. Compensation for executive officers includes three elements: base salaries, bonuses, and options to acquire Common Stock. Salaries are based on factors such as the individual's level of responsibility and the amount of salary paid to executives with similar responsibilities in comparable companies. Stock options are designed to increase the incentive for an executive's interest in the Company's long term success as measured by the market value of its stock.

    The chief executive officer's compensation for 1997 was based on the policies described above, with particular emphasis upon the Company's excellent financial performance. Further, it was determined that the compensation of the chief executive officer was comparable to compensation of chief executive officers of comparable companies. The compensation of the other executive officers was set at the level necessary to attract and retain executives performing the functions being performed by such executives.

    Base salaries for executive officers are determined by evaluating the responsibilities of the position held and the experience and performance of the individual. Reference is also made to the competitive marketplace for executive talent.

                                          Myron Kunin
                                          Richard W. Perkins
                                          MEMBERS OF THE COMPENSATION COMMITTEE

                           SUMMARY COMPENSATION TABLE

    The following table shows, for the fiscal years ended December 31, 1997, 1996 and 1995, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Company's chief executive officer, and each of the other two executive officers whose total annual compensation in 1997 exceeded $100,000.

                                                                                                       LONG-TERM
                                                                                                     COMPENSATION
                                                                                                        AWARDS
                                                                                                     -------------
              NAME AND PRINCIPAL POSITION                  FISCAL YEAR   SALARY($)     BONUS($)       OPTIONS(#)
--------------------------------------------------------  -------------  ---------  ---------------  -------------
Quentin E. Finkelson                                             1997      146,550             0          50,000
  President/Chief Executive Officer                              1996      130,707             0               0
  Secretary, and Director                                        1995      130,707             0          50,000

Gregory D. Tweed                                                 1997      116,600             0          20,000
  Executive Vice President and                                   1996      104,000             0               0
  Chief Operating Officer                                        1995       90,293             0          20,000

Garry Anderly                                                    1997      102,608             0          20,000
  Senior Vice President,                                         1996       89,610             0               0
  Corporate Finance and Treasurer                                1995       84,427             0          10,000

                              STOCK OPTION GRANTS

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth for each of the named executives the stock options granted by the Company in fiscal 1997 and the potential value of these stock options determined pursuant to Securities and Exchange Commission requirements.

                                                                                                         POTENTIAL REALIZABLE
                                                                 INDIVIDUAL GRANTS                         VALUE AT ASSUMED
                                                           ------------------------------               ANNUAL RATES OF STOCK
                                                             % OF TOTAL                                 PRICE APPRECIATION FOR
                                                OPTIONS    OPTIONS GRANTED   EXERCISE OR                     OPTION TERM
                                                GRANTED    TO EMPLOYEES IN   BASE PRICE    EXPIRATION   ----------------------
NAME                                              (#)        FISCAL YEAR       ($/SH)         DATE      5%($)(1)    10%($)(1)
--------------------------------------------  -----------  ---------------  -------------  -----------  ---------  -----------
Quentin E. Finkelson........................      50,000            48%       $    5.00       2/19/07     157,225     398,425
Gregory D. Tweed............................      20,000            19%       $    5.00       2/19/07      62,890     159,370
Garry Anderly...............................      20,000            19%       $    5.00       2/19/07      62,890     159,370

------------------------

(1) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission, and therefore is not intended to represent either historical appreciation or anticipated future appreciation of the Company's Common Stock price.

                    STOCK OPTION EXERCISES AND OPTION VALUES

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table contains information concerning stock options exercised during 1997 and stock options unexercised at the end of 1997 with respect to each of the Named Executive Officers.

                                                                                                             VALUE OF
                                                                                          NUMBER OF         UNEXERCISED
                                                                                         UNEXERCISED       IN-THE-MONEY
                                                                                       OPTIONS/SARS AT    OPTIONS/SARS AT
                                                                                           FISCAL             FISCAL
                                                                                         YEAR-END(#)        YEAR-END($)
                                                  SHARES                              -----------------  -----------------
                                                ACQUIRED ON             VALUE           EXERCISABLE/       EXERCISABLE/
NAME                                            EXERCISE(#)          REALIZED $         UNEXERCISABLE      UNEXERCISABLE
(A)                                                 (B)                  (C)                 (D)              (E)(1)
------------------------------------------  -------------------  -------------------  -----------------  -----------------
Quentin E. Finkelson......................          --                   --             43,000/82,000      58,750/2,500
Gregory D. Tweed..........................          --                   --             15,500/32,000        23,428/0
Garry Anderly.............................          --                   --             9,000/26,000         15,625/0

------------------------

(1) Value of unexercised in-the-money options is determined by multiplying the difference between the exercise price per share and $4.875, the closing price per share on December 31, 1997, by the number of shares subject to such options.

                             DIRECTOR COMPENSATION

    Messrs. Kunin and Perkins, who are not employees of the Company, each received an option to purchase 5,000 shares of the Company's common stock at an exercise price of $5.00 per share.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the officers and directors of the Company, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission. Such officers, directors and shareholders are required by the Commission's regulations to furnish the Company with copies of all reports. To the knowledge of the Company, based solely on a review of copies of reports filed with a Commission during the fiscal year ended December 31, 1997, all applicable Section 16(a) filing requirements were complied with.

                    APPROVAL OF INCREASE IN AVAILABLE SHARES
                   UNDER THE COMPANY'S 1992 STOCK OPTION PLAN

PURPOSE OF PLAN

    The purpose of the Company's 1992 Stock Option Plan (the "Plan") is to motivate key personnel to produce a superior return to the Shareholders of the Company by offering such persons an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate performance. The Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

ADMINISTRATION

    The Plan is administered by the Board of Directors of the Company (the "Board"). The Board has the exclusive power to grant options under the Plan and to determine when and to whom options will be granted, and the form, amount and other terms and conditions of each grant, subject to the provisions of the Plan. The Board has the authority to interpret the Plan and any grant or agreement made under the Plan.

ELIGIBILITY AND NUMBER OF SHARES

    All employees of the Company and its affiliates are eligible to receive grants under the Plan at the discretion of the Board. The total number of shares of Company common stock available for distribution under the Plan is 350,000, increased from 200,000 by the Board in September, 1997, subject to Shareholder approval. As of April 1, 1998, options were outstanding for 252,500 shares. The Board believes that to further the purpose of the Plan as the Company continues to grow, the authorized number of available shares should be increased to 350,000.

TYPES OF GRANTS

    The Board has discretion to determine whether an option grant shall be an incentive stock option or a non-qualified option. Subject to certain restrictions applicable to incentive stock options, options will be exercisable by the recipients at such times as are determined by the Board, but in no event may the term of a non-qualified option be longer than 15 years after the date of grant (ten years with respect to an incentive option and five years with respect to an incentive option granted to an employee holding 10% or more of the Company's stock). Both incentive and non-qualified stock options may be granted to recipients at such exercise prices as the Board may determine, except that the exercise price of an incentive stock option shall not be less than 100% of the fair market value of the stock on the date of grant of such option (110% in the case of a grant to a 10% or greater Shareholder).

    The purchase price payable upon exercise of options may be paid in cash, by reducing the number of shares delivered to the holder or by delivering stock already owned by the holder (where the fair market value of the shares withheld or delivered on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the related agreement.

TRANSFERABILITY

    During the lifetime of an employee to whom an option has been granted, only such employee, or such employee's legal representative, may exercise an option. No options may be sold, assigned, transferred, exchanged, or otherwise encumbered except to a successor in the event of an option holder's death.

AMENDMENT OR TERMINATION

    The Board may amend or discontinue the Plan at any time, but no amendment or termination shall be made that would impair the rights of any holder of any option granted before such amendment or termination.

FEDERAL TAX CONSIDERATIONS

    The Company has been advised by its counsel that grants made under the Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

    INCENTIVE STOCK OPTIONS. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result in the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

    Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a "disqualifying disposition"), such recipient will be considered to have realized, as compensation taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

    The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes an incentive stock option will be treated as if it were a non-qualified stock option, the tax consequences of which are discussed below.

    NON-QUALIFIED STOCK OPTIONS. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a non-qualified stock option is granted under the Plan. At the time of exercise of a non-qualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss.

VOTING REQUIREMENTS; RECOMMENDATION

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote on this item and present in person or by proxy at the Annual Meeting is required for approval of the proposed amendment to the Plan. Proxies solicited by the Board will be voted for approval of the amendment, unless shareholders specify otherwise in their proxies.

    For this purpose, a shareholder voting through a proxy who abstains with respect to approval of the amendment is considered to be present and entitled to vote on the approval of the amendment at the Annual Meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the approval of the amendment shall not be considered present and entitled to vote on the proposal.

    THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO INCREASE THE AVAILABLE SHARES UNDER THE 1992 STOCK OPTION PLAN.

                      COMPARATIVE STOCK PRICE PERFORMANCE

    The graph below compares total shareholder return on the Company's Common Stock for the last five fiscal years with the total return on Waters Instruments, Inc. (a peer issuer) and the NASDAQ Composite Index for the same periods. The graph assumes $100 invested on December 31, 1992.

                              NORTECH SYSTEMS INC.
                      COMPARATIVE STOCK PRICE PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  YEAR       NORTECH       WATERS INSTRUMENTS         NASDAQ COMPOSITE
1992              $100                       $100                     $100
1993              $240                        $78                     $115
1994              $180                        $60                     $111
1995              $423                       $183                     $155
1996              $280                       $195                     $191
1997              $260                       $235                     $232

                                                         1992         1993         1994         1995         1996         1997
                                                         -----        -----        -----        -----        -----        -----
Nortech                                                      100          240          180          423          280          260
Waters Instruments                                           100           78           60          183          195          235
NASDAQ Composite                                             100          115          111          155          191          232

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of April 1, 1998, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, by each director and by each executive officer identified in the Summary Compensation Table, and by all executive officers and directors as a group. The parties listed in the table have the voting and investment powers with respect to the shares indicated.

                                                                                   NUMBER OF SHARES      PERCENT OF
NAME OF BENEFICIAL OWNER                                                        BENEFICIALLY OWNED(1)      CLASS
-----------------------------------------------------------------------------  ------------------------  ----------
Myron Kunin .................................................................           960,857               39.1%
7201 Metro Boulevard
Edina, MN 55439

Quentin E. Finkelson.........................................................           166,043                6.8%

Richard W. Perkins...........................................................            20,500              *

Gregory D. Tweed.............................................................            19,500              *

Garry M. Anderly.............................................................            13,000              *

Michael J. Degen.............................................................                 0              *

All executive officers and directors as a group (six persons)................         1,194,900(2)            48.6%

------------------------

(1) Includes 53,000, 19,500, 13,000, 8,500 and 2,500 shares subject to presently exercisable options granted to Messrs. Finkelson, Tweed, Anderly, Perkins and Kunin, respectively, pursuant to the Company's stock option plan.

(2) Includes 111,500 shares subject to presently exercisable options.

*   Less than one percent.

    The Company will mail its annual report for the year 1997 on or about April 17, 1998, to all shareholders of the Company of record on April 6, 1998.

                            INDEPENDENT ACCOUNTANTS

    The Board of Directors has appointed Larson, Allen, Weishair & Co., LLP, as independent accountants of the Company for 1998. Larson, Allen, Weishair & Co., LLP, has performed this function for the Company since 1991. Members of the firm will be available at the annual meeting of shareholders to answer questions and to make a statement if they desire to do so.

                            QUORUM AND VOTE REQUIRED

    The presence in person or by proxy of the holders of a majority of the voting power of the shares of common stock issued, outstanding and entitled to vote at a meeting for the transaction of business is required to constitute a quorum. The election of each director will be decided by plurality votes. As a result, any shares not voted for director (whether by withholding authority, broker non-vote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

                             SHAREHOLDER PROPOSALS

    Any proposal by a shareholder for the annual shareholders' meeting in May, 1999, must be received by the secretary of the Company at 641 East Lake Street, Suite 244, Wayzata, Minnesota 55391, not later than the close of business on November 20, 1998.

    Proposals received by that date will be included in the 1999 proxy statement if the proposals are proper for consideration at an annual meeting and are required for inclusion in the proxy statement by, and conform to, the rules of the Securities and Exchange Commission.

                                 OTHER BUSINESS

    The management does not know of any business other than the hereinbefore set forth that may be presented for action at the annual meeting of shareholders. If any other matters are properly presented at the meeting for action, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

                                          By Order of the Board of Directors
                                          QUENTIN E. FINKELSON
                                          SECRETARY

Minneapolis, Minnesota
April 17, 1998

                          NORTECH SYSTEMS INCORPORATED

             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 19, 1998

    The undersigned hereby appoints Quentin E. Finkelson and Garry Anderly and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of the Common Stock of Nortech Systems Incorporated (the Company) which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on May 19, 1998, and at any and all adjournments thereof.

1.  To fix the number of directors of the Company at four.
            / /  FOR            / /  AGAINST            / /  ABSTAIN

2.  Election of directors.

   NOMINEES: Michael J. Degen, Quentin E. Finkelson, Myron Kunin, Richard W.
    Perkins.

     / / FOR all nominees above,       / / WITHHOLD AUTHORITY to vote
       except vote withheld from         for all above.
       individual nominees nominees
       listed

   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE
    THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

3. To act upon a proposal to increase the number of shares of the Company available under the Company's 1991 Stock Option Plan.
            / /  FOR            / /  AGAINST            / /  ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

4. In their discretion, on such other matters as may properly come before the meeting.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as directed herein. If no direction is given, this proxy will be voted FOR all the nominees listed in paragraph 2 and FOR the proposal in paragraph 3.

        (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

                                              DATED _____________________ , 1998
                                              __________________________________
                                                 (SIGNATURE OF SHAREHOLDERS)
                                              __________________________________
                                                 (SIGNATURE OF SHAREHOLDERS)

                                              WHERE STOCK IS REGISTERED JOINTLY
                                              IN THE NAMES OF TWO OR MORE
                                              PERSONS ALL SHOULD SIGN.
                                              SIGNATURE(S) SHOULD CORRESPOND
                                              EXACTLY WITH THE NAME(S) AS SHOWN
                                              ABOVE. PLEASE SIGN AND DATE AND
                                              RETURN PROMPTLY IN THE ENCLOSED
                                              ENVELOPE. NO POSTAGE NEED BE
                                              AFFIXED IF MAILED IN THE UNITED
                                              STATES.